Other revenues	12 Months Ended
Dec. 31, 2017
Revenues [Abstract]
Other revenues
Other revenues

Other revenues consist of the following:

	Year ended December 31,
(In US$ millions)	2017	2016	2015
Revenues related party	110	100	119
Amortization of unfavorable contracts	43	65	116
External management fees with third parties	1	19	30
Termination revenue	8	69	—
Total	162	253	265

Related party revenue relate to management support and administrative services provided during the year to Seadrill's associates in which we maintain an investment. Refer to Note 30 "Related party transactions" for more information.

The unfavorable contract values in 2017, 2016 and 2015 arose primarily from our acquisition of Sevan Drilling ASA, refer to Note 20 "Goodwill and other intangible assets and liabilities" for more information. The residual unfavorable contract amortized in 2016 arose from the Sevan Driller, which finished amortizing in March 2016 on termination of contract. The residual unfavorable contract amortized in 2015 arose from our acquisition of the Songa Eclipse, which finished amortizing in May 2015.

External management fees relate to the operational, administrative and support services that we provide to SapuraKencana as part of the agreement that Seadrill entered into when we sold majority of the tender rig business. As the associated rigs were not operational from April 2017 no further management fees were recognized after this date. Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information.

The termination revenue in 2017 relates to the early termination fee recognized for contracts cancelled on the West Hercules for $8 million. The total termination fee for the West Hercules was $66 million, with $58 million of revenue recognized in 2016 and remaining $8 million recognized in January 2017. In 2016, an additional $11 million of termination revenue was recognized for the early termination on the West Epsilon contract.